Impairment, Restructuring Charges and Other Related Closure Costs	12 Months Ended
Dec. 31, 2019
Restructuring And Related Activities [Abstract]
Impairment, Restructuring Charges and Other Related Closure Costs
21.	IMPAIRMENT, RESTRUCTURING CHARGES AND OTHER RELATED CLOSURE COSTS

Impairment, restructuring charges and other related closure costs incurred in 2019, 2018 and 2017 are summarized as follows:

Year ended December 31, 2019	Impairment	Restructuring charges	Other related closure costs	Total impairment, restructuring charges and other related closure costs
Set-top Box restructuring plan	—	2	—	2
Long-lived asset impairment charge	(7)	—	—	(7)
Total	(7)	2	—	(5)

Year ended December 31, 2018	Impairment	Restructuring charges	Other related closure costs	Total impairment, restructuring charges and other related closure costs
Set-top Box restructuring plan	—	(19)	—	(19)
Long-lived asset impairment charge	(2)	—	—	(2)
Total	(2)	(19)	—	(21)

Year ended December 31, 2017	Impairment	Restructuring charges	Other related closure costs	Total impairment, restructuring charges and other related closure costs
Set-top Box restructuring plan	—	(34)	—	(34)
EPS restructuring plan	—	5	—	5
$600-650 million net opex plan	—	—	(3)	(3)
Other restructuring initiatives	—	(13)	—	(13)
Total	—	(42)	(3)	(45)

Impairment charges

In 2019, the Company recorded a $7 million impairment charge, primarily on equipment or licenses dedicated exclusively to certain development projects that were cancelled, while no alternative future use was identified internally.

In 2018, the Company recorded a $2 million impairment charge on acquired technologies for which it was determined that they had no alternative future use.

In 2017, the Company did not record any significant impairment charges.

Restructuring charges and other related closure costs

The Company has been engaged in one major restructuring plan, the Set-top Box plan.  In 2016, the Company announced its decision to cease the development of new platforms and standard products for set-top-box and home gateway products.  This decision resulted in a global workforce review affecting approximately 1,400 employees worldwide, which included about 430 employees in France through a voluntary departure plan, about 670 employees in Asia and about 120 employees in the United States of America.  The Company recorded $19 million and $34 million of restructuring charges for this plan in 2018 and 2017 respectively, primarily related to the employee termination benefits on the voluntary leave plan in France.  The Company reported in 2019 a $2 million reversal on this plan as a total adjustment on unused provisions.

Changes to the restructuring provisions recorded on the consolidated balance sheets from December 31, 2017 to December 31, 2019 are summarized as follows:

	Set-top Box restructuring plan	Other restructuring initiatives	Total
Provision as at December 31, 2017	39	13	52
Charges incurred in 2018	19	—	19
Amounts paid	(22)	(11)	(33)
Currency translation effect	(2)	(1)	(3)
Provision as at December 31, 2018	34	1	35
Adjustment for unused provisions	(2)	—	(2)
Amounts paid	(20)	(1)	(21)
Currency translation effect	(1)	—	(1)
Provision as at December 31, 2019	11	—	11

An amount of $10 million is expected to be paid within twelve months, as detailed in Note 14.

The Set-top Box restructuring plan was expected to result in pre-tax charges of approximately $170 million.  Since inception, restructuring charges, totaling $133 million, were incurred as of December 31, 2019.  The plan was substantially completed in 2018 in all locations.  The Company still incurs payments related to the voluntary plan in France.

In 2019, total amounts paid for restructuring and related closure costs amounted to $21 million.  The total actual costs that the Company will incur may differ from these estimates based on the timing required to complete the restructuring plan, the number of people involved, the final agreed termination benefits and the costs associated with the transfer of equipment, products and processes.